SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: June 21, 2004

(Date of earliest event reported)

CARDIMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22419	94-3177883
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

47266 Benicia Street, Fremont, California 94538

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (510) 354-0300

Item 5. Other Events.

On June 21, 2004, Cardima, Inc. announced that it met with representatives of the Center for Devices and Radiological Health of the U.S. Food and Drug Administration at a meeting on Friday, June 18, 2004.

The complete text of the press release issued by the Company is attached as Exhibit 99.1 to this Form 8-K.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

99.1    Press Release of Cardima, Inc. dated June 21, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 23, 2004

CARDIMA, INC.

By:	/s/ Barry D. Michaels
Barry D. Michaels
Interim Chief Financial Officer and Secretary